Exhibit 99.1

Roth Capital Partners New York Conference

September 15, 2004

Richard E. Otto President and CEO

Forward-Looking Statements

This presentation may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain factors, risks and uncertainties that may cause actual results, events and performances to differ materially from those referred to in such statements. These risks include statements which address operating performance, events or developments that we expect or anticipate will occur in the future, such as projections about our future results of operations or our financial condition, benefits from the alliance with Boston Scientific, research, development and commercialization of our product candidates, and in particular whether early-stage clinical trial results are any indication of results in subsequent clinical trials, anticipated trends in our business, manufacture of sufficient and acceptable quantities of our proposed products, approval of our product candidates, meeting additional capital requirements, and other risks that could cause actual results to differ materially. These risks are discussed in Corautus Genetics Inc.’s Securities and Exchange Commission filings, including, but not limited to, the risk factors in Corautus’ Annual Report on Form 10-K for the year ended December 31, 2003 (File No. 001-15833) filed March 30, 2004, which are incorporated by reference into this presentation.

Recent Announcement

ATLANTA, GA, September 8, 2004… Corautus Genetics Inc. (AMEX : CAQ) today announced the commencement of its Phase IIb clinical trial to evaluate the safety and efficacy of Vascular Endothelial Growth Factor-2 (VEGF-2) for the treatment of severe cardiovascular disease.

THE GENASIS TRIAL

Genetic Angiogenic Stimulation Investigational Study

Coronary Artery Disease Platform

American Heart Association “Top 10” research advances 2001

Phase I and Phase IIa clinical trials completed for CAD

License agreement for VEGF-2 with Human Genome Sciences Inc. (HGSI)

$25 million collaboration with Boston Scientific Corp. (BSX)

Participation of key opinion leaders in cardiovascular medicine

Dr. Douglas Losordo Dr. Richard Schatz Dr. Richard Kuntz

Peripheral Artery Disease Platform

Previous preclinical and Phase I clinical trial data

Current Open IND

Fast Track Status for reduction of incidents of amputation in patients with Critical Limb Ischemia Orphan Drug Status for Buerger’s Disease

Plans for later stage clinical trials

Participation of key opinion leaders in vascular disease

Dr. Brian Annex Dr. Douglas Losordo Dr. Richard Powell Dr. Sanjay Rajagopalan

Convergence of Critical Success Factors

Unmet medical need in large patient populations

Severe coronary artery disease Severe peripheral artery disease Diabetic neuropathy

Fortress of intellectual property Major collaborations

Initiated manufacturing of VEGF-2 for Phase III and commercialization Successful track record in raising capital Experienced and focused management team

Intellectual Property

Boston Scientific Corporation

Human Genome Sciences Inc.

Corautus Genetics Inc.

Caritas St. Elizabeth’s Medical Center

Vical Inc.

Corautus believes it has a fortress IP position in cardiovascular gene therapy and that no additional licenses are required for commercialization

Jeffery M. Isner, M.D. & Vascular Genetics Inc.

‘No discussion on therapeutic angiogenesis would be appropriate without honoring the person who was clearly the leader in the field. Dr. Jeffery M. IsnerJeff was the consummate Clinician/Scientist and without question the pioneer in this area.’

Cardiology Rounds Harvard Medical School January 2002

The Vision – Biologic Revascularization

Conventional vs. Regenerative

Pharmacologic

Treats Symptom

Underlying condition unaltered

Biologic (Genetic)

Treats Cause

Underlying condition altered

Biologic revascularization may offer superior outcomes in the treatment of refractory angina through patients’ “growing their own bypass .

Coronary Artery Disease Market Size

Conventional

“The New Era

Regenerative Opportunity

MEDICAL THERAPY

Nitroglycerin, Beta Blockers, Calcium Antagonists, Statins

INTERVENTION

PTCA / Stent

SURGERY

CABG

REFRACTORY MYOCARDIAL ISCHEMIA

$1 Billion (*)

Corautus will deliver naked DNA plasmid through BSX’s Stiletto catheter to treat patients with Refractory Myocardial Ischemia

* Management Estimate

Refractory Myocardial Ischemia

Class III-IV refractory angina

Cardiac muscle demand for 02 is greater than supply

Significant chest pain on minimal or no exertion No proven therapy for Class III-IV refractory angina Poor quality of life Significant demand for effective treatment 150,000 - 300,000 new patients annually in the U.S.

VEGF-2 Technology

What is VEGF-2

A naturally occurring growth factor that stimulates the migration and growth of endothelial cells, essential components in the development of new blood vessels

How does VEGF-2 work

When injected into ischemic muscle tissue, the VEGF-2 gene encodes the VEGF-2 protein and is believed to stimulate the creation of new blood vessels into nearby body tissue

VEGF-2 Advantages

Selective for endothelial cells Potent angiogenic factor Heparin binding

Both protein and gene stimulate angiogenesis Effects are enhanced in ischemic tissue Secretory in nature Short-lived gene expression No toxicity reported in our CAD Phase I-IIa trials

Gene Therapy Delivery Systems

Naked ‘DNA’ Plasmid Delivery

Non-viral vector efficiently delivers genetic material directly to the tissue where the gene transfer occurs Demonstrated minimal side effects and allows for future treatments Direct tissue injection Rapid degradation of plasmid DNA in circulating blood

Gene not inserted into genome

Viral Vector

Higher transfection rate, yet this has yet to be proven clinically significant

Administered intravascular

Antibody formation may prevent future dosing

Liver enzyme elevation and fever may be an issue in selected patients

CAD Phase I and Phase IIA - Clinical Results

Phase I - Mini Thoracotomy

30 Class III/IV angina patients injected directly into myocardium Positive clinical results

74% patients reported a reduction in angina of greater than 2 classes Significant reduction in episodes of angina from 31 to 9 per week Greater than 2 minute improvement in ETT (with some increasing to over 6 minutes with no angina) Blinded SPECT data confirmed increased perfusion

Phase I/IIa - Double-Blinded Placebo Controlled

12 patients received VEGF-2 and 7 received placebo via catheter delivery Positive clinical results

Treated patients increased ETT >90 seconds. Placebo patients showed no change SPECT analysis confirmed increased perfusion

Phase I Clinical Results: CCS Class Angina

CCS Class Angina

Decrease in Angina Class > 2

4

3

2

1

0

Baseline 0.5 1 2 3 12 24

Time after VEGF-2 Injection (Months)

Published in The American Journal of Cardiology, August 15, 2003 p<0.05

CAD Physician Advisors

Douglas W. Losordo, M.D. – National Principal Investigator

Involved in therapeutic angiogenesis research for 20+ years

Chief, Cardiovascular Research St. Elizabeth’s Medical Center Associate Professor of Medicine Tufts University School of Medicine Editorial Board, Circulation

Richard A. Schatz, M.D.

Identified VEGF-2 therapeutic for Vascular Genetics

Inventor and co-developer of Palmaz-Schatz stent

Co-Chairman of the Department of Cardiology, Cath Lab Director and research director of cardiovascular interventions at the Heart, Lung and Vascular Center at Scripps Clinic

Richard E. Kuntz, M.D., M.Sc.

Designed Corautus’ CAD GENASIS Phase IIb trial

Harvard Clinical Research Institute

Chief, Division of Clinical Biometrics, Department of Medicine, Brigham and Women’s Hospital Associate Professor of Medicine, Harvard Medical School.

GENASIS Phase Ilb Clinical Trial Design

National multi-center, double-blind, dose ranging N = 404, four cohorts (0, 20mg, 200mg, 800mg) Class III and IV angina “no op” patients Boston Scientific StilettoTM catheter Efficacy data measured at 3 months, safety data at 1 year 20 clinical sites in the United States

Primary Endpoint – Increase in Exercise Tolerance Time (“ETT”) Secondary Endpoint – SPECT Nuclear Imaging, Decreased angina

Representative Clinical Trial Sites

Caritas St. Elizabeth’s Medical Center Scripps Green Hospital Minneapolis Heart Washington Heart Rush University Medical Center Fuqua Heart Center Arizona Heart Institute Texas Heart Institute Columbia Presbyterian Duke Medical Center Mayo Clinic Mayo Clinic SW Florida Heart Swedish Medical Center

Boston, MA San Diego, CA Minneapolis, MN Washington D.C. Chicago, IL Atlanta, GA Phoenix, AZ Houston, TX New York, NY Durham, NC Scottsdale, AZ Rochester, MN Fort Myers, FL Seattle, WA

Keys to Success for GENASIS trial

Choosing the right gene – VEGF-2

Choosing the best vector – Naked plasmid DNA

Choosing the best delivery strategy – Intramyocardial injection

Choosing the appropriate patient population – Class III / IV refractory angina

Choosing the right clinical investigators and sites

Conclusion

“Later-stage” therapeutic serving multiple unmet medical needs Support of key opinion leaders $1 billion estimated US annual market opportunity for Refractory CAD Major collaboration with Boston Scientific Corporation Strong intellectual property position Commenced manufacturing of Phase III / Commercialization VEGF-2 Strengthened cash resources Experienced and focused management team with proven record

75 Fifth Street, NW

Suite 313 Atlanta, GA 30308 404.526.6200

www.corautus.com

Richard E. Otto

President and CEO

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